INVESTOR PRESENTATION — MARCH 2026 F IRSTCASH HOLDINGS , INC . 1 NASDAQ: FCFS EXHIBIT 99.1

NASDAQ: FCFS F IRSTCASH HOLDINGS , INC . 2 CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS ABOUT THE BUSINESS, FINANCIAL CONDITION, OUTLOOK AND PROSPECTS OF FIRSTCASH HOLDINGS, INC. AND ITS WHOLLY OWNED SUBSIDIARIES (TOGETHER, THE “COMPANY”). FORWARD-LOOKING STATEMENTS, AS THAT TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS “BELIEVES,” “PROJECTS,” “EXPECTS,” “MAY,” “ESTIMATES,” “SHOULD,” “PLANS,” “TARGETS,” “INTENDS,” “COULD,” “WOULD,” “ANTICIPATES,” “POTENTIAL,” “CONFIDENT,” “OPTIMISTIC” OR THE NEGATIVE THEREOF, OR OTHER VARIATIONS THEREON, OR COMPARABLE TERMINOLOGY, OR BY DISCUSSIONS OF STRATEGY, OBJECTIVES, ESTIMATES, GUIDANCE, EXPECTATIONS, OUTLOOK AND FUTURE PLANS. FORWARD-LOOKING STATEMENTS CAN ALSO BE IDENTIFIED BY THE FACT THESE STATEMENTS DO NOT RELATE STRICTLY TO HISTORICAL OR CURRENT MATTERS. RATHER, FORWARD-LOOKING STATEMENTS RELATE TO ANTICIPATED OR EXPECTED EVENTS, ACTIVITIES, TRENDS OR RESULTS. BECAUSE FORWARD-LOOKING STATEMENTS RELATE TO MATTERS THAT HAVE NOT YET OCCURRED, THESE STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES. WHILE THE COMPANY BELIEVES THE EXPECTATIONS REFLECTED IN FORWARD- LOOKING STATEMENTS ARE REASONABLE, THERE CAN BE NO ASSURANCES SUCH EXPECTATIONS WILL PROVE TO BE ACCURATE. SECURITY HOLDERS ARE CAUTIONED THAT SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES. CERTAIN FACTORS MAY CAUSE RESULTS TO DIFFER MATERIALLY FROM THOSE ANTICIPATED BY THE FORWARD-LOOKING STATEMENTS MADE IN THIS PRESENTATION. SUCH FACTORS AND RISKS MAY INCLUDE, WITHOUT LIMITATION, RISKS RELATED TO THE EXTENSIVE REGULATORY ENVIRONMENT IN WHICH THE COMPANY OPERATES, INCLUDING UNCERTAINTY INVOLVING THE PRESENT REGULATORY ENVIRONMENT IN THE JURISDICTIONS IN WHICH THE COMPANY OPERATES; RISKS ASSOCIATED WITH THE LEGAL AND REGULATORY PROCEEDINGS THAT THE COMPANY IS A PARTY TO OR MAY BECOME A PARTY TO IN THE FUTURE; RISKS RELATED TO THE COMPANY’S ACQUISITIONS, INCLUDING THE FAILURE OF THE COMPANY’S ACQUISITIONS TO DELIVER THE ESTIMATED VALUE AND BENEFITS EXPECTED BY THE COMPANY AND THE ABILITY OF THE COMPANY TO CONTINUE TO IDENTIFY AND CONSUMMATE ACQUISITIONS ON FAVORABLE TERMS, IF AT ALL; RISKS THAT THE COMPANY MAY NOT REALIZE THE ANTICIPATED BENEFITS OF THE H&T GROUP PLC (“H&T”) ACQUISITION (SUCH ACQUISITION, THE “H&T ACQUISITION”) AND RISKS RELATED TO OPERATING IN A NEW JURISDICTION; POTENTIAL CHANGES IN CONSUMER BEHAVIOR AND SHOPPING PATTERNS WHICH COULD IMPACT DEMAND FOR THE COMPANY’S PAWN LOAN, RETAIL, LEASE-TO-OWN (“LTO”) AND RETAIL FINANCE PRODUCTS; LABOR SHORTAGES AND INCREASED LABOR COSTS; A DETERIORATION IN THE ECONOMIC CONDITIONS IN THE UNITED STATES, LATIN AMERICA AND THE UNITED KINGDOM, INCLUDING AS A RESULT OF INFLATION, ELEVATED INTEREST RATES AND TRADE POLICY, WHICH POTENTIALLY COULD HAVE AN IMPACT ON DISCRETIONARY CONSUMER SPENDING AND DEMAND FOR THE COMPANY’S PRODUCTS; CURRENCY FLUCTUATIONS, PRIMARILY INVOLVING THE MEXICAN PESO AND BRITISH POUND STERLING; COMPETITION THE COMPANY FACES FROM OTHER RETAILERS AND PROVIDERS OF RETAIL PAYMENT SOLUTIONS; THE ABILITY OF THE COMPANY TO SUCCESSFULLY EXECUTE ON ITS BUSINESS STRATEGIES; RISKS RELATED TO THE COMPANY’S ABILITY TO PREVENT CYBER ATTACKS, OTHER CYBERSECURITY INCIDENTS, SECURITY BREACHES OR OTHER DISRUPTIONS TO ITS INFORMATION TECHNOLOGY SYSTEMS; RISKS RELATED TO THE COMPANY’S ABILITY TO DEVELOP, OPERATE AND ADAPT ITS INFORMATION TECHNOLOGY INFRASTRUCTURE SUITABLE FOR THE NATURE OF ITS BUSINESS AND TO SUCCESSFULLY TRANSITION ACQUIRED BUSINESSES TO ITS INFORMATION TECHNOLOGY PLATFORM; CONTRACTION IN SALES ACTIVITY OR STORE CLOSURES AT MERCHANT PARTNERS OF THE COMPANY’S RETAIL POINT- OF-SALE (“POS”) PAYMENT SOLUTIONS BUSINESS; THE ABILITY OF THE COMPANY’S RETAIL POS PAYMENT SOLUTIONS BUSINESS TO CONTINUE TO GROW ITS BASE OF MERCHANT PARTNERS; AND OTHER RISKS DISCUSSED AND DESCRIBED IN THE COMPANY’S MOST RECENT ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), INCLUDING THE RISKS DESCRIBED IN PART I, ITEM IA, “RISK FACTORS” HEREOF, AND OTHER REPORTS FILED WITH THE SEC. MANY OF THESE RISKS AND UNCERTAINTIES ARE BEYOND THE ABILITY OF THE COMPANY TO CONTROL, NOR CAN THE COMPANY PREDICT, IN MANY CASES, ALL OF THE RISKS AND UNCERTAINTIES THAT COULD CAUSE ITS ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE INDICATED BY THE FORWARD-LOOKING STATEMENTS. THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESENTATION SPEAK ONLY AS OF THE DATE OF THIS ANNUAL REPORT, AND THE COMPANY EXPRESSLY DISCLAIMS ANY OBLIGATION OR UNDERTAKING TO REPORT ANY UPDATES OR REVISIONS TO ANY SUCH STATEMENT TO REFLECT ANY CHANGE IN THE COMPANY’S EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED, EXCEPT AS REQUIRED BY LAW.

NASDAQ: FCFS 3 F IRSTCASH HOLDINGS , INC . ‒ REVENUE — $3.7 BILLION ‒ GAAP NET INCOME — $330 MILLION ‒ ADJUSTED NET INCOME — $390 MILLION ‒ ADJUSTED EBITDA — $698 MILLION ‒ ADJUSTED FREE CASH FLOW — $307 MILLION BY THE NUMBERS TRAILING TWELVE MONTHS AS OF DECEMBER 31, 2025 ‒ GAAP NET INCOME — UP 25% TO PY ‒ GAAP EPS — UP 26% TO PY ‒ ADJUSTED EPS — UP 25% TO PY ‒ ADJUSTED EBITDA — UP 27% TO PY Q4 2025 HIGHLIGHTS FIRSTCASH HIGHLIGHTS

FirstCash
Nasdaq: FCFS

Pawn Overview

FirstCash is the leading international operator of pawn stores with more than 3,300 retail pawn locations and approximately 22,000 employees in 29 U.S. states, the District of Columbia , four countries in Latin America (including Mexico, Guatemala, Colombia, El Salvador), and the United Kingdom…

Pawn Industry

Pawn stores are neighborhood-based retail locations that buy and sell pre-owned consumer products such as jewelry, electronics, tools, appliances, sporting goods and musical instruments, and make small consumer pawn loans

Business Strategy

Grow revenues and income by opening new retail pawn locations, acquiring existing pawn stores in strategic markets and increasing revenue and operating profits in existing stores

Mission

Provide quick and convenient retail and credit solutions to unbanked, under-banked and credit-challenged customers

Pawn Ops Drive Earnings

2026 Forecast: Segment Contribution


~90%
Pawn Segment
(U.S., LatAm & U.K.)
Retail POS Payment Solutions

Brands Our Customers Know and Rely On


AZTEC PAWN & JEWELRY
PAWN 1ST
QUIK
Highland PAWN
Presta Max
ACTION PAWN
FIRST CASH PAWN
National Pawn
PRENDAMEX
VALU+PAWN
Cash America Pawn
G&G Pawnbrokers
LOANS
Realice
Benny's
EXTRALANA
cashamérica
National Jewelry Center
H&T PAWNBROKERS
KING PAWN
first pawn
Loftis
multiempeños
TEXAS PAWN
BAYOU PAWN
Regent
ACTION PAWN
SUPERPAWN
JEFFERSON LOAN
CASH$GO
SMART
CASH COW PAWN
Sol's JEWELRY / LOAN
FIRSTCASH EMPEÑO Y JOYERIA
GOLD & BEYOND
All That Glitters
MISTER MONEY

As of 12/31/2025
4

NASDAQ: FCFS 66 123 282 595 906 2,085 2,679 3,027 3,330 1988 1989 – 1996 1997 – 2001 2002 – 2005 2006 - 2010 2011 – 2013 2014 – 2016 2017 – 2019 2020 – Q2 2025 Q4 2025 FIRST ACQUIRED STORE SUITLAND, MD USA FIRST STORE 1988 HALTOM CITY, TX USA 100+ STORES IN MEXICO 500TH LATAM STORE OPENED FIRST STORES IN MEXICO 100TH DE NOVO STORE WORLDWIDE 500TH DE NOVO STORE OPENED 300+ TOTAL STORES IN MEXICO CASH AMERICA MERGER: OVER 800 U.S. STORES 530+ STORE ACQUISITION FIRST STORES IN COLOMBIA EXCEED 3,000 STORES FIRST STORES IN THE U.K. 286 STORE ACQUISITION P RI MARY LONG- TERM BUSI NESS PLAN I S TO CONTI NUE GROWI NG PAWN REVENUES AND I NCOME BY OPENI NG NEW (“DE NOVO”) RETAI L PAWN LOCATI ONS , ACQUI RI NG EXI STI NG PAWN STORES I N STRATEGI C M ARKETS AND I NCREASI NG REVENUE AND O PERATI NG PROFI TS I N EXI STI NG STORES… FIRSTCASH PAWN HISTORY 5 5 SINCE 2017 — 1,697 PAWN STORES HAVE BEEN OPENED OR ACQUIRED AS OF 12/31/2025

FirstCash
Nasdaq: FCFS

Pawn Product Overview

Pawn Loans are Customer Friendly

- Non-recourse loans
- No credit check or bank account required
- No collection activity or reporting to credit bureaus

Pawn Loans are Small and Affordable

- 30-to-60-day term typical in the U.S. and LatAm
- Average loan size ranges from $100-300 in the U.S. and LatAm
- U.K. Loans are slightly larger with a term of six months

Pawn Loans Have Little to No Credit Risk

- Loans are fully collateralized with personal property held in secured storage at the store
- Conservative loan-to-value ratios – typically around 60%
- Rapid liquidation of forfeited collateral through retail operations typically with sales margins of 35-45%

Pawn Transaction Cycle

Total transaction time generally less than 15 minutes


Customer Needing Cash Enters Store With Personal Asset
Make Decision to Sell or Take a Pawn Loan
~25% - 30%
~70% - 75%
Sells Asset to Company
Pawn Loan (Collateralized with Asset)
~25%
~75%
Retail Inventory
Customer Does Not Repay Loan or Fee
Collateral Forfeits
Customer Repays Loan & Pawn Service Fee
Collateral Returned to Customer
Retail Sales
Typical Retail Margin: 35% - 45%
Pawn Fees
Average Monthly Fee of $32 - $37 in the U.S. and $13 - $16 in LatAm

6

NASDAQ: FCFS 7 PROPRIETARY INTELLIGENCE: DRIVING PREDICTABLE RETURNS AT SCALE STRATEGIC VALUE: OUR PROPRIETARY DATA ECOSYSTEM TRANSFORMS 14M ANNUAL RETAIL TRANSACTIONS INTO PREDICTABLE RETAIL MARGINS PAWN LOANS ARE CUSTOMER FRIENDLY ‒ OVER 3,300 LOCATIONS AND 14M ANNUAL RETAIL TRANSACTIONS ‒ OPTIMIZED RETURNS FROM PREDICTABLE CUSTOMER PERFORMANCE PROPRIETARY INTELLIGENCE ‒ REAL-TIME INVENTORY AND LENDING INTELLIGENCE ‒ ALGORITHMIC VALUATION AND PRICING STRATEGY ‒ SCALABILITY OF OUR PROPRIETARY DATA ECOSYSTEM

NASDAQ: FCFS 8 PAWN HAS PERFORMED WELL ACROSS MOST ECONOMIC CYCLES 1 CORE PAWN GP FROM LEGACY U.S. AND LATAM FIRST CASH STORES IN OPERATION SINCE 2007 CORE PAWN GP: RETAIL GROSS PROFIT PAWN FEES PAWN RECEIVABLES ARE FULLY COLLATERALIZED AND SUBJECT TO VERY MINIMAL CONSUMER CREDIT RISK CREDIT TIGHTENING BY UNSECURED LENDERS DRIVES INCREASED DEMAND FOR PAWN LOANS DURING THE FINANCIAL CRISIS: ‒ STORES IN THE U.S. SAW A 50% INCREASE IN PAWN RECEIVABLES FROM 2007 TO 2012; LATAM STORES SAW GROWTH OF 31% OVER THE SAME PERIOD ‒ RETAIL GROSS PROFIT IN THE U.S. INCREASED 25% FROM 2007 TO 2012; LATAM STORES INCREASED 59% OVER THE SAME PERIOD CURRENT TRAILING TWELVE-MONTH GROSS PROFIT PERFORMANCE IS NOW ABOVE RESULTS DURING THE GREAT FINANCIAL CRISIS $569 $627 $670 $733 $796 $843 $830 $795 $756 $729 $756 $790 $815 $742 $702 $823 $903 $991 $1,084 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 DOMESTIC LEGACY 1 $ IN THOUSANDS — AVG TTM PER STORE FINANCIAL CRISIS COVID $3.4 $4.0 $4.3 $4.8 $4.9 $5.2 $5.3 $5.2 $5.2 $5.4 $6.0 $6.0 $6.1 $5.1 $5.4 $5.8 $6.0 $6.2 $6.8 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 LATAM LEGACY 1 PESO $ IN MILLIONS — AVG TTM PER STORE FINANCIAL CRISIS COVID

FirstCash
Nasdaq: FCFS

Sustainability is Core to FirstCash and a Commitment to Social Responsibility

Sustainability

Pawnshops Pioneered Circular Economy

- Neighborhood-based stores contribute to the modern "Circular Economy"

Extending Life Cycle of Consumer Products

- Inventory is pre-owned merchandise which is sourced and then recycled within each store's geographic neighborhood

Saving Water and Carbon Emissions with No Packaging or Hazardous Waste

- Local sourcing of pre-owned goods eliminates carbon footprint of manufacturing facilities, distribution centers and transportation services

Safe Environment

- Buy and resell popular consumer products in a safe and secure environment for employees and customers

Social Responsibility

Employee Empowerment

- Employee-training programs that promote customer service and professionalism
- Specialized skills training programs in lending practices, merchandise valuation and regulatory compliance
- Profit sharing programs which pay on average 4-5% of gross profit directly to employees

Customer and Employee Protections

- Committed to health, safety and wellness through employee benefit programs and robust physical security infrastructure
- Consumer protection programs focused on privacy, regulatory compliance and data security

Diverse Workplace


Global Gender
All Employees
Management
57%
43%
57%
43%
U.S. Race & Ethnicity
All Employees
Management
71%
29%
66%
34%
Women
Men
Diverse
Non-Diverse

As of 12/31/2025

99

NASDAQ: FCFS U.S. PAWN SEGMENT 10 OVER 1,200 FULL-SERVICE U.S. LOCATIONS 29 STATES AND THE DISTRICT OF COLUMBIA MARKET PRESENCE Q4 2025: ACQUIRED 17 LOCATIONS ACROSS 5 STATES FULL YEAR 2025: — ACQUIRED 23 LOCATIONS — OPENED 2 DE NOVO’S MARKET GROWTH AS OF 12/31/2025

NASDAQ: FCFS 11 NV AK WA LA UT NE AZ CO TX MO OK IL IN OH GAAL FL KY TN NC VA WY SC 30 33 49 490 6 1 5 22 7 19 39 29 20 23 68 56 4622 86 49 23 13 27 MD 28 DC 2 FORT WORTH, TX FIRSTCASH HEADQUARTERS 2 MS 5 3 3 1 OR ND SD IA FIRSTCASH TARGET MARKETS: ‒ GROWING POPULATION WITH FAVORABLE DEMOGRAPHICS ‒ PREDICTABLE ENVIRONMENTS WITH STABLE REGULATIONS ‒ HIGH EXPANSION POTENTIAL WITH ACTIVE PIPELINE AS OF 12/31/2025 H I GHLY F R A GM EN TED : 12,000 TO 14,000 U.S. PAWNSHOPS ; DOM I NATED BY "M O M- AND- POP" OPERATORS E S S ENTI AL S E RVICE : SERVES AS A CRI TI CAL RESOURCE FOR UNBANKED AND UNDER- BANKED CO NSUM ERS LACKI NG TRADI TI ONAL CREDI T ACCESS U.S PAWN MARKET OVERVIEW CUMULATIVE U.S. STORE ADDITIONS: 27 27 22 47 30 96 29 25 3 30 57 79 126 156 252 281 306 2017 2018 2019 2020 2021 2022 2023 2024 2025

NASDAQ: FCFS F IRSTCASH HOLDINGS , INC . $1,569 $1,753 $397 $453 2024 2025 2024 2025 Q1 Q2 Q3 Q4 +12% +14% REVENUE & SEGMENT CONTRIBUTION 14% 11% 10% 12% 13% 13% 13% 12% 27% 24% 23% 24% 2025 Q1 2025 Q2 2025 Q3 2025 Q4 PRIOR-YEAR CURRENT-YEAR SAME-STORE RECEIVABLES: 2-YR GROWTH 57% 59% 59% 58% 42% 42% 43% 43% 25% 26% 26% 27% GROSS PROFIT RETAIL SEGMENT PRE-TAX KEY MARGIN PERFORMANCE $282 $344 $397 $451 $203 $222 $245 $286 72% 64% 62% 64% 0% 25% 50% 75% $0 $200 $400 $600 Q4 2022 Q4 2023 Q4 2024 Q4 2025 PLB INV INV % OF PLB TOTAL PAWN RECEIVABLES AND INVENTORIES 12 PAWN COLLATERAL 73% 8% JEWELRY ELECTRONICS OTHER REVENUE CONTRIBUTION AS OF 12/31/2025 Q4 2025 HIGHLIGHTS — U.S. PAWN SEGMENT $ IN MILLIONS

NASDAQ: FCFS ADDED 32 STORES IN 2025: — 28 IN MEXICO — 3 IN GUATEMALA — 1 IN EL SALVADOR STORES IN 4 COUNTRIES: — MEXICO 1,732 — GUATEMALA 75 — EL SALVADOR 18 — COLOMBIA 12 LATAM PAWN SEGMENT 13 MORE THAN 1,800 LATAM LOCATIONS MARKET PRESENCE MARKET GROWTH AS OF 12/31/2025

NASDAQ: FCFS F IRSTCASH HOLDINGS , INC . $368 $417 $487 $557 $671 $553 $592 $675 $803 $812 $890 $368 $485 $573 $666 $803 $725 $742 $839 $892 $927 $1,059 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 TOTAL REVENUE, USD $ CC TOTAL REVENUE, 2015 MXN @ 15.85 HUGE UNTAPPED MARKET: CAPTURING HIGH DEMAND FROM LATIN AMERICA'S MASSIVE UNBANKED POPULATION FUTURE PIPELINE: ACTIVELY IDENTIFYING AND EVALUATING NEW LATIN AMERICAN MARKET ENTRIES SCALABLE FOUNDATION: STRONG CASH FLOWS AND ESTABLISHED INFRASTRUCTURE FUEL LONG-TERM REGIONAL GROWTH PROVEN GROWTH ENGINE: STRATEGIC EXPANSION THROUGH A MIX OF NEW STORE OPENINGS AND TARGETED M&A. MEXICO: 1,732 LOCATION COUNT BY COUNTRY: EL SALVADOR: 18 COLOMBIA: 12GUATEMALA : 75 14 LATIN AMERICA PAWN SEGMENT AS OF 12/31/2025

NASDAQ: FCFS F IRSTCASH HOLDINGS , INC . $812 $929 $150 $184 2024 2025 2024 2025 Q1 Q2 Q3 Q4 REVENUE & SEGMENT CONTRIBUTION 1 7% 8% 6% 12% 14% 13% 18% 23% 21% 21% 24% 35% 2025 Q1 2025 Q2 2025 Q3 2025 Q4 PRIOR-YEAR CURRENT-YEAR SAME-STORE RECEIVABLES: 2-YR GROWTH 1 50% 51% 51% 51% 34% 35% 34% 35% 21% 20% 20% 22% GROSS PROFIT RETAIL SEGMENT PRE-TAX $109 $128 $121 $167 $86 $90 $89 $129 79% 71% 74% 77% -10% 15% 40% 65% 90% $0 $75 $150 $225 Q4 2022 Q4 2023 Q4 2024 Q4 2025 PLB INV INV % OF PLB TOTAL PAWN RECEIVABLES AND INVENTORIES ($ IN USD MILLIONS) Q4 2025 HIGHLIGHTS — LATAM PAWN SEGMENT $ IN CONSTANT CURRENCY 1 MILLIONS, EXCEPT AS OTHERWISE NOTED 15 PAWN COLLATERAL 48% 35% JEWELRY ELECTRONICS OTHER KEY MARGIN PERFORMANCE +14% +22% AS OF 12/31/2025 1 CONSTANT CURRENCY RESULTS ARE NON-GAAP FINANCIAL MEASURES. PLEASE REFERENCE THE PRESS RELEASE DATED 02/25/2026 FOR FURTHER EXPLANATION REVENUE CONTRIBUTION

NASDAQ: FCFS U.K. PAWN SEGMENT 16AS OF 12/31/2025 STORES IN 3 COUNTRIES: — ENGLAND 253 — SCOTLAND 26 — WALES 7 ENTRY INTO EUROPE BY ACQUIRING 286 LOCATIONS MARKET PRESENCE

NASDAQ: FCFSU.K. PAWN SEGMENT H&T ACQUISITION AT A GLANCE F IRSTCASH HOLDINGS , INC . • FOUNDED IN 1897, H&T IS THE U.K.’S LARGEST PAWNBROKER AND A LEADING RETAILER OF HIGH-QUALITY NEW AND PRE-OWNED JEWELRY AND PRE-OWNED WATCHES • 286 STORES ARE CONVENIENTLY LOCATED IN MOST MAJOR TOWNS AND CITIES THROUGHOUT ENGLAND, SCOTLAND, AND WALES H&T Q4 2025 HIGHLIGHTS: THE FOURTH QUARTER OF 2025 REPRESENTED THE FIRST FULL QUARTER OF U.K. SEGMENT OPERATING RESULTS SINCE FIRSTCASH’S ACQUISITION OF H&T EFFECTIVE AUGUST 14, 2025. SEASONAL FOURTH QUARTER RESULTS TYPICALLY REPRESENT APPROXIMATELY 30% OF H&T’S FULL-YEAR RESULTS. TOTAL REVENUES OF $96 MILLION, WITH STRONG GROWTH OVER THE PRIOR-YEAR QUARTER (PRE-ACQUISITION) IN BOTH PAWN FEES AND MERCHANDISE SALES. SEGMENT PRE-TAX OPERATING INCOME OF $35 MILLION, RESULTING IN A SEGMENT PRE-TAX OPERATING MARGIN OF 36%. PAWN RECEIVABLES AT DECEMBER 31, 2025, TOTALED $214 MILLION, AN INCREASE OF 25% IN TOTAL AND 24% ON A SAME-STORE BASIS, BOTH ON A LOCAL CURRENCY BASIS, COMPARED TO A YEAR AGO (PRE-ACQUISITION). 17

NASDAQ: FCFS F IRSTCASH HOLDINGS , INC . H&T ACQUISITION — COMPELLING BENEFITS OF THE TRANSACTION 18 ESTABLISHES FIRSTCASH’S MARKET LEADERSHIP IN THE U.K. PROVIDES ADDITIONAL GEOGRAPHIC DIVERSIFICATION UNLOCKS FURTHER GROWTH OPPORTUNITIES IN NEW MARKETS CONTRIBUTES MEANINGFUL PAWN-DRIVEN EPS AND EBITDA ACCRETION ADDS EXPERIENCED U.K. LEADERSHIP AND OPERATIONS TEAM ENHANCES SCALE OF PAWN OPERATIONS AND OPERATING LEVERAGE H&T ACQUISITION TRANSACTION HIGHLIGHTS: ‒ H&T SHAREHOLDERS RECEIVED 650 PENCE PER SHARE IN CASH, WHICH EQUATES TO A TOTAL USD EQUITY VALUE OF $392 MILLION. ADDITIONALLY, FIRSTCASH ASSUMED H&T’S NET DEBT OF APPROXIMATELY $86 MILLION ‒ FULL YEAR 2026 SEGMENT INCOME IS EXPECTED TO BE IN A RANGE OF $115 MILLION TO $125 MILLION ASSUMING THE CURRENT GBP EXCHANGE RATE. FY 2026 PROJECTED NET REVENUE BY PRODUCT 62% 18% 14% 6% PAWN FEES SCRAP JEWELRY SALES RETAIL MERCHANDISE SALES OTHER

NASDAQ: FCFS RETAIL POS PAYMENT SOLUTIONS SEGMENT 19

NASDAQ: FCFS F IRSTCASH HOLDINGS , INC . DOOR COUNT GROWTH & MERCHANT DIVERSIFICATION 20 POS PAYMENT TRANSACTION ORIGINATIONS BY PRODUCT CATEGORY 61% 52% 48% 37% 23% 15% 20% 19% 24% 25% 2% 7% 12% 18% 5% 5% 8% 10% 11% 19% 21% 18% 17% 23% 0% 25% 50% 75% 100% 2021 2022 2023 2024 2025 FURNITURE AUTOMOTIVE ELECTIVE MEDICAL JEWELRY OTHER TOTAL FOURTH QUARTER ORIGINATION VOLUME DECREASED 3% YOY; EXCLUDING ORIGINATIONS FROM FURNITURE RETAILERS, FOURTH QUARTER ORIGINATIONS INCREASED APPROXIMATELY 8% DRIVEN BY CONTRIBUTIONS FROM BOTH NEW DOORS AND EXPANDING NON-FURNITURE MERCHANT RELATIONSHIPS AT DECEMBER 31, 2025, AFF HAD APPROXIMATELY 16,400 ACTIVE RETAIL AND E- COMMERCE MERCHANT PARTNER LOCATIONS, REPRESENTING A 21% INCREASE IN THE NUMBER OF ACTIVE MERCHANT LOCATIONS COMPARED TO A YEAR AGO 9,200 11,600 13,600 16,400 0 6,000 12,000 18,000 Q4 2022 Q4 2023 Q4 2024 Q4 2025 DOOR COUNT AS OF 12/31/2025

NASDAQ: FCFS F IRSTCASH HOLDINGS , INC . 5.3% 5.0% 5.8% 5.7% 5.4% 5.2% 5.8% 5.8% GROSS TRANSACTION VOLUME Q4 2025 HIGHLIGHTS — AFF POS PAYMENT SOLUTIONS HIGHLIGHTS $ IN MILLIONS NET REVENUE $269 $267 2024 2025 Q1 Q2 Q3 Q4 SEGMENT CONTRIBUTION $129 $169 2024 2025 Q1 Q2 Q3 Q4 COMBINED LEASE AND LOAN CHARGE-OFF RATE 21 $1,079 $1,022 2024 2025 TOTAL VOLUME -5% $866 $1,022 2024 2025 EXCL. A.F. + CONNS +18% +31%

NASDAQ: FCFS F IRSTCASH HOLDINGS , INC . 22 CONSOLIDATED FINANCIAL HIGHLIGHTS

NASDAQ: FCFS REVENUE $1,699 $2,729 $3,152 $3,389 $3,661 $919 $1,265 $1,507 $1,630 $1,841 2021 2022 2023 2024 2025 REVENUE NET REVENUE DIVIDENDS $1.17 $1.26 $1.36 $1.46 $1.60 $1.68 2021 2022 2023 2024 2025 2026 ACTUALRUN RATE SHARE REPURCHASES SINCE 2021 $50 $207 $322 $407 $522 688 2,892 4,140 4,861 5,773 0 5 , 0 0 0 1 0 , 0 0 0 1 5 , 0 0 0 $ 0 $ 2 0 0 $ 4 0 0 $ 6 0 0 2021 2022 2023 2024 2025 C U M U L A T IV E C O U N T C U M U L A T IV E D O L L A R S ANNUAL SHARE REPURCHASE $ CUMULATIVE SHARES REPURCHASED COUNT CONSOLIDATED HIGHLIGHTS $ IN MILLIONS, EXCEPT PER SHARE AMOUNTS 1 NON-GAAP FINANCIAL MEASURE. SEE RECONCILIATION OF NON-GAAP FINANCIAL MEASURES ELSEWHERE IN THIS PRESENTATION EPS $3.04 $5.36 $4.80 $5.73 $7.42 $3.94 $5.19 $6.06 $6.70 $8.76 2021 2022 2023 2024 2025 EPS ADJUSTED EPS1 EBITDA $244 $497 $494 $551 $678 $290 $437 $512 $558 $698 2021 2022 2023 2024 2025 EBITDA ADJUSTED EBITDA 1 NET INCOME $125 $253 $219 $259 $330 $161 $246 $277 $303 $390 2021 2022 2023 2024 2025 NET INCOME ADJUSTED NET INCOME 1 23

NASDAQ: FCFS F IRSTCASH HOLDINGS , INC . GROWTH INVESTMENTS & SHAREHOLDER PAYOUTS SINCE 2016 — $ IN MILLIONS 24 $0 $1,400 $2,800 $4,200 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 CUMULATIVE TOTAL $4.2 BILLION THE COMPANY’S FUTURE SUCCESS, INCLUDING ITS ABILITY TO ACHIEVE ITS GROWTH AND PROFITABILITY GOALS, IS DEPENDENT ON ITS ABILITY TO EXECUTE ITS LONG-TERM BUSINESS STRATEGY OF MANAGING CAPITAL RESOURCES… STOCK REPURCHASES & DIVIDENDS ‒ OVER 13 MILLION SHARES REPURCHASED FOR $1.11 BILLION ‒ $492 MILLION IN CUMULATIVE DIVIDENDS PAID 1 RETURN OF CAPITAL TO SHAREHOLDERS ACQUISITION INVESTMENTS ‒ 298 PAWN STORES ACQUIRED IN U.S. ‒ 764 PAWN STORES ACQUIRED IN LATIN AMERICA ‒ 286 PAWN STORES ACQUIRED IN U.K. ‒ $487M CASH PORTION OF AFF ACQUISITION CAPITAL EXPENDITURES ‒ 572 DE NOVO STORE OPENINGS ‒ 412 PROPERTIES PURCHASED 2 3 ACQUISITIONS & STORE EXPANSION AS OF 12/31/2025

NASDAQ: FCFS 25 FIRSTCASH INVESTMENT RECAP GLOBAL GROWTH ENGINES ‒ U.S. CORE STABILITY: STRONG CASH GENERATION WITH ONGOING GROWTH OPPORTUNITIES VIA TARGETED TUCK-IN ACQUISITIONS ‒ LATAM EXPANSION OPPORTUNITIES: SIGNIFICANT RUNWAY DRIVEN BY FAVORABLE DEMOGRAPHICS AND LOW COMPETITION ‒ U.K. MARKET ENTRY: STRATEGIC H&T ACQUISITION PROVIDES A PREMIER POSITION FOR IMMEDIATE SCALE AND FOOTPRINT EXPANSION ‒ TECH-ENABLED REVENUE STREAMS: REVENUE UPSIDE FROM SCALING RETAIL POINT-OF-SALE PAYMENT SOLUTIONS RESILIENT PAWN FOCUSED BUSINESS MODEL ‒ ESSENTIAL SERVICE: SERVES THE UNDERSERVED VIA SMALL, SECURED LOANS TO UNBANKED AND UNDER-BANKED CONSUMERS LACKING TRADITIONAL CREDIT ACCESS ‒ SUPERIOR ECONOMICS: DUAL REVENUE STREAMS (LENDING AND RETAIL) DRIVES STRONG MARGINS AND CONSISTENT CASH FLOW ‒ RISK MITIGATION: SECURED COLLATERALIZED LENDING LIMITS CREDIT RISK EXPOSURE ACROSS ECONOMIC CYCLES ROBUST BALANCE SHEET & CASH FLOW ‒ SELF-FUNDED STRATEGIC GROWTH: ORGANICALLY EXPANDING OUR CORE LOAN PORTFOLIO ‒ DISCIPLINED CAPITAL DEPLOYMENT: ASSET GROWTH | STRATEGIC ACQUISITIONS | SHARE BUYBACKS | DIVIDENDS

NASDAQ: FCFS F IRSTCASH HOLDINGS , INC . THE COMPANY USES CERTAIN FINANCIAL CALCULATIONS SUCH AS ADJUSTED NET INCOME, ADJUSTED DILUTED EARNINGS PER SHARE, EBITDA, ADJUSTED EBITDA, FREE CASH FLOW, ADJUSTED FREE CASH FLOW AND CONSTANT CURRENCY RESULTS AS FACTORS IN THE MEASUREMENT AND EVALUATION OF THE COMPANY’S OPERATING PERFORMANCE AND PERIOD-OVER-PERIOD GROWTH. THE COMPANY DERIVES THESE FINANCIAL CALCULATIONS ON THE BASIS OF METHODOLOGIES OTHER THAN GAAP, PRIMARILY BY EXCLUDING FROM A COMPARABLE GAAP MEASURE CERTAIN ITEMS THE COMPANY DOES NOT CONSIDER TO BE REPRESENTATIVE OF ITS ACTUAL OPERATING PERFORMANCE. THESE FINANCIAL CALCULATIONS ARE “NON-GAAP FINANCIAL MEASURES” AS DEFINED UNDER THE SEC RULES. THE COMPANY USES THESE NON-GAAP FINANCIAL MEASURES IN OPERATING ITS BUSINESS BECAUSE MANAGEMENT BELIEVES THEY ARE LESS SUSCEPTIBLE TO VARIANCES IN ACTUAL OPERATING PERFORMANCE THAT CAN RESULT FROM THE EXCLUDED ITEMS, OTHER INFREQUENT CHARGES AND CURRENCY FLUCTUATIONS. THE COMPANY PRESENTS THESE FINANCIAL MEASURES TO INVESTORS BECAUSE MANAGEMENT BELIEVES THEY ARE USEFUL TO INVESTORS IN EVALUATING THE PRIMARY FACTORS THAT DRIVE THE COMPANY’S CORE OPERATING PERFORMANCE AND PROVIDE GREATER TRANSPARENCY INTO THE COMPANY’S RESULTS OF OPERATIONS. HOWEVER, ITEMS THAT ARE EXCLUDED AND OTHER ADJUSTMENTS AND ASSUMPTIONS THAT ARE MADE IN CALCULATING THESE NON-GAAP FINANCIAL MEASURES ARE SIGNIFICANT COMPONENTS IN UNDERSTANDING AND ASSESSING THE COMPANY’S FINANCIAL PERFORMANCE. THESE NON-GAAP FINANCIAL MEASURES SHOULD BE EVALUATED IN CONJUNCTION WITH, AND ARE NOT A SUBSTITUTE FOR, THE COMPANY’S GAAP FINANCIAL MEASURES. FURTHER, BECAUSE THESE NON-GAAP FINANCIAL MEASURES ARE NOT DETERMINED IN ACCORDANCE WITH GAAP, AND ARE THUS SUSCEPTIBLE TO VARYING CALCULATIONS, THE NON-GAAP FINANCIAL MEASURES, AS PRESENTED, MAY NOT BE COMPARABLE TO OTHER SIMILARLY-TITLED MEASURES OF OTHER COMPANIES. THE COMPANY HAS ADJUSTED THE APPLICABLE FINANCIAL CALCULATIONS TO EXCLUDE MERGER AND ACQUISITION EXPENSES AND AMORTIZATION OF ACQUIRED INTANGIBLE ASSETS, THE CFPB LITIGATION SETTLEMENT AND CERTAIN OTHER INCOME AND EXPENSES. THE COMPANY DOES NOT CONSIDER THESE ITEMS TO BE RELATED TO THE ORGANIC OPERATIONS OF THE COMPANY’S BUSINESSES OR ITS CONTINUING OPERATIONS AND ARE GENERALLY NOT RELEVANT TO ASSESSING OR ESTIMATING THE LONG-TERM PERFORMANCE OF THE COMPANY. IN ADDITION, EXCLUDING THESE ITEMS ALLOWS FOR MORE ACCURATE COMPARISONS OF THE FINANCIAL RESULTS TO PRIOR PERIODS. MERGER AND ACQUISITION EXPENSES INCLUDE INCREMENTAL COSTS DIRECTLY ASSOCIATED WITH MERGER AND ACQUISITION ACTIVITIES, INCLUDING PROFESSIONAL FEES, LEGAL EXPENSES, SEVERANCE, RETENTION AND OTHER EMPLOYEE-RELATED COSTS, CONTRACT BREAKAGE COSTS AND COSTS RELATED TO THE CONSOLIDATION OF TECHNOLOGY SYSTEMS AND CORPORATE FACILITIES, AMONG OTHERS. THE COMPANY’S REPORTING CURRENCY IS THE U.S. DOLLAR, HOWEVER, CERTAIN PERFORMANCE METRICS DISCUSSED IN THIS PRESENTATION ARE PRESENTED ON A “CONSTANT CURRENCY” BASIS, WHICH IS CONSIDERED A NON-GAAP FINANCIAL MEASURE. THE COMPANY’S MANAGEMENT USES CONSTANT CURRENCY RESULTS TO EVALUATE OPERATING RESULTS OF BUSINESS OPERATIONS IN LATIN AMERICA AND THE U.K., WHICH ARE TRANSACTED IN LOCAL CURRENCIES IN MEXICO, GUATEMALA, COLOMBIA AND THE U.K. THE COMPANY ALSO HAS OPERATIONS IN EL SALVADOR, WHERE THE REPORTING AND FUNCTIONAL CURRENCY IS THE U.S. DOLLAR. THE COMPANY BELIEVES CONSTANT CURRENCY RESULTS PROVIDE VALUABLE SUPPLEMENTAL INFORMATION REGARDING THE UNDERLYING PERFORMANCE OF ITS BUSINESS OPERATIONS IN LATIN AMERICA AND THE U.K., CONSISTENT WITH HOW THE COMPANY’S MANAGEMENT EVALUATES SUCH PERFORMANCE AND OPERATING RESULTS. CONSTANT CURRENCY RESULTS REPORTED HEREIN ARE CALCULATED BY TRANSLATING CERTAIN BALANCE SHEET AND INCOME STATEMENT ITEMS DENOMINATED IN LOCAL CURRENCIES USING THE EXCHANGE RATE FROM THE PRIOR-YEAR COMPARABLE PERIOD, AS OPPOSED TO THE CURRENT COMPARABLE PERIOD, IN ORDER TO EXCLUDE THE EFFECTS OF FOREIGN CURRENCY RATE FLUCTUATIONS FOR PURPOSES OF EVALUATING PERIOD-OVER-PERIOD COMPARISONS. 26 P LE AS E RE F E RE N CE T H E F O RM 10-K F I LE D O N 02/09/2026 F O R F URT H E R E XP LAN AT I ON NON-GAAP FINANCIAL INFORMATION

Reconciliations of Non-GAAP Financial Measures to GAAP Financial Measures

FirstCash
Nasdaq: FCFS

$ in thousands, except per share amounts

	Y/E 2021	Y/E 2022	Y/E 2023	Y/E 2024	Y/E 2025	Per Share Y/E 2021	Per Share Y/E 2022	Per Share Y/E 2023	Per Share Y/E 2024	Per Share Y/E 2025
Net Income and Diluted Earnings per Share, as Reported	$124,909	$253,495	$219,301	$258,815	$330,375	$3.04	$5.36	$4.80	$5.73	$7.42
Adjustments, Net of Tax:										
Merger and Acquisition Expenses	11,872	2,878	6,089	1,706	12,271	0.29	0.06	0.13	0.04	0.27
Purchase Accounting and Other Adjustments	37,278	82,432	54,341	38,289	41,055	0.91	1.74	1.19	0.85	0.92
Gain on Revaluation of Contingent Acquisition Consideration	(13,761)	(90,035)	—	—	—	(0.33)	(1.91)	—	—	—
CFPB Litigation Settlement	—	—	—	—	9,390	—	—	—	—	0.21
Other Expenses (Income), Net	1,181	(3,033)	(2,857)	3,870	(2,949)	0.03	(0.06)	(0.06)	0.08	(0.06)
Adjusted Net Income	$161,479	$245,737	$276,874	$302,680	$390,142	$3.94	$5.19	$6.06	$6.70	$8.76

	Y/E 2024	Y/E 2025
Cash Flow From Operating Activities	$539,958	$585,942
Cash Flow From Investing Activities:		
Pawn Loans Made	(1,720,158)	(2,094,228)
Pawn Loans Repaid	1,003,752	1,197,038
Recovery of Pawn Loan Principal Through Sale of Forfeited Collateral	644,407	759,333
Investments in Finance Receivables	(425,817)	(440,576)
Proceeds From Finance Receivables	286,503	342,272
Purchase of Furniture, Fixtures, Equipment and Improvements	(68,245)	(54,906)
Free Cash Flow	$260,400	$294,875
Merger and Acquisition Expenses Paid, Net of Tax Benefit	1,706	12,271
Adjusted Free Cash Flow	$262,106	$307,146

	Y/E 2021	Y/E 2022	Y/E 2023	Y/E 2024	Y/E 2025
Net Income	$124,909	$253,495	$219,301	$258,815	$330,375
Income Taxes	41,593	70,138	73,548	83,961	117,188
Depreciation and Amortization[1]	45,906	103,832	109,161	104,941	111,806
Interest Expense	32,386	70,708	93,243	105,226	121,293
Interest Income	(696)	(1,313)	(1,469)	(1,935)	(2,935)
EBITDA	$244,098	$496,860	$493,784	$551,008	$677,727
Adjustments:					
Merger and Acquisition Expenses	15,449	3,739	7,922	2,228	14,369
Purchase Accounting and Other Adjustments	43,362	50,354	13,968	—	—
Gain on Revaluation of Contingent Acquisition Consideration	(17,871)	(109,549)	—	—	—
CFPB Litigation Settlement	—	—	—	—	11,000
Other Expenses (Income), Net	1,593	(4,060)	(3,942)	5,201	(4,707)
Adjusted EBITDA	$289,631	$437,344	$511,732	$558,437	$698,389

[1] Includes $53 million, $50 million, $57 million, $57 million and $2 million of amortization expense related to identifiable intangible assets for the twelve months ended December 31, 2025, 2024, 2023, 2022 and 2021, respectively, which is included in the add back of depreciation and amortization to net income used to calculate EBITDA

27

INVESTOR RELATIONS — INVESTORRELATIONS@FIRSTCASH.COM — INVESTORS.FIRSTCASH.COM — 817-258-2650 NASDAQ: FCFS F IRSTCASH HOLDINGS , INC . 28 CONNECT WITH US: GAR JACKSON (GLOBAL IR GROUP) — GAR@GLOBALIRGROUP.COM — 817-886-6998